UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
March 12, 2026
F5, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

801 5th Avenue
Seattle	,	WA	98104
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 272-5555
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	FFIV	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 12, 2026, at the annual meeting of shareholders for fiscal year 2025 (the “Annual Meeting”), the shareholders of F5, Inc. (the “Company”) voted to approve the F5, Inc. 2026 Incentive Award Plan (the “Incentive Plan”), including 3,500,000 new shares of common stock issuable under the Incentive Plan and shares of common stock that remained available for issuance under the F5, Inc. Incentive Plan that became available for issuance under the terms of the Incentive Plan.

The complete text of the Incentive Plan is set forth in Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

In addition, on March 12, 2026, the Board of Directors of the Company adopted the F5, Inc. Non-Employee Director Compensation Program (the “Director Program”). The complete text of the Director Program is set forth in Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on: (1) the election of eight directors to hold office until the annual meeting of shareholders for fiscal year 2026 and until their successors are elected and qualified; (2) the approval of the Incentive Plan; (3) an advisory vote regarding approval of the compensation of the Company’s named executive officers; and (4) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026.

A total of 52,050,157 shares of the Company’s common stock outstanding and entitled to vote were present at the meeting in person or by proxy at the Annual Meeting. The voting results were as follows:

Item 1: Election of eight directors to hold office until the annual meeting of shareholders for fiscal year 2026:

Name of Director	For	Against	Abstain	Broker Non-Votes
Marianne N. Budnik	48,062,073	466,581	21,064	3,500,439
Elizabeth L. Buse	46,282,811	2,241,662	25,245	3,500,439
Michel Combes	48,214,285	313,812	21,621	3,500,439
Tami Erwin	48,233,005	295,535	21,178	3,500,439
Julie Gonzalez	47,701,053	827,493	21,172	3,500,439
François Locoh-Donou	45,986,595	2,363,207	199,916	3,500,439
Maya McReynolds	48,047,518	481,102	21,098	3,500,439
Nikhil Mehta	48,225,186	303,188	21,344	3,500,439

Item 2: Approval of the Incentive Plan:

For	Against	Abstain	Broker Non-Votes
32,363,363	16,116,797	69,558	3,500,439

Item 3: Advisory vote on the approval of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
44,809,245	3,486,265	254,208	3,500,439

Item 4: Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026:

For	Against	Abstain
47,386,756	4,534,667	128,734

Item 9.01	Financial Statements and Exhibits
(d) Exhibits:

10.1	F5, Inc. 2026 Incentive Award Plan
10.2	F5, Inc. Non-Employee Director Compensation Program
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5, INC. (Registrant)
Date: March 13, 2026	By:	/s/ Angelique M. Okeke
Angelique M. Okeke
Executive Vice President and General Counsel